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                                                                    EXHIBIT 10.G


                              FIFTH AMENDMENT TO
                         COMPUCOM SYSTEMS, INC. 401(K)
                             MATCHED SAVINGS PLAN

     WHEREAS, effective January 1, 1988, CompuCom Systems, Inc. (the "Company") adopted the CompuCom Systems, Inc. 401(k) Matched Savings Plan (the "Plan"), for the benefit of the employees of the Company and its affiliated entities; and

     WHEREAS, the Company amended and restated the Plan, effective May 1, 1996, and has subsequently amended the Plan four times; and

     WHEREAS, the Company now desires to amend the Plan to change the Plan year, to increase the amount of compensation that participants may elect to defer under the Plan and of the related tax-deferred contributions, to change the eligibility provisions with respect to tax-deferred contributions, and to make certain other changes; and

     WHEREAS, the Company has agreed to provide full vesting of Plan benefits with respect to employees of ClientLink, Inc and ClientLink Acquisition, Inc. transferred to E-Certify Corp. as part of an Agreement and Plan of Merger dated April 13, 1999.

     NOW, THEREFORE, the Sponsor amends the Plan as follows, effective December 30, 1999, except as otherwise provided herein:

     1.   Effective May 13, 1998, the definition of "Eligibility Service" in section 1.1 of the Plan is amended by adding the following paragraph at the end of such section:

     "An Employee who is a former employee of Computer Integration Corp. who became an Employee in connection with the Employer's acquisition of the common stock of Computer Integration Corp. on May 13, 1998, shall receive credit for purposes of Eligibility Service for all periods of service with and as reported by Computer Integration Corp."

     2.   Effective June 27, 1998, the definition of "Eligibility Service" in section 1.1 of the Plan is amended by adding the following paragraph at the end of such section:

     "An Employee who is a former employee of Dataflex Corporation who became an Employee in connection with the Employer's acquisition of the common stock of Dataflex Corporation on June 27, 1998, shall receive credit for purposes of Eligibility Service for all periods of service with and as reported by Dataflex Corporation."

     3. The definition of "Highly Compensated Employee" in section 1.1 of the Plan is amended by adding the following paragraph to the end of such section:
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     "Effective January 1, 1997, "Highly Compensated Employee" means, as determined pursuant to section 414(q) of the Code and the regulations thereunder, any Employee of any employer required to be aggregated pursuant to the aggregation rules of section 414(b), (c), (m) or (o) of the Code, who (i) was a 5-percent owner (as defined in section 416(i) of the Code) at any time during the Plan Year or the twelve-month period preceding the Plan Year, or (ii) had compensation in excess of $80,000 (or such greater amount as results from adjustment by the Secretary of the Treasury in the same manner as under section 415(d) of the Code) for the twelve-month period preceding the Plan Year or, effective for Plan Years beginning on or after December 31, 1999, the calendar year beginning within such twelve month period preceding the Plan Year."

     4.   Effective May 13, 1998, the definition of "Vesting Service" in Section
1.1 of the Plan is amended by adding the following paragraph at the end of such section:

     "An Employee who is a former employee of Computer Integration Corp. who became an Employee in connection with the Employer's acquisition of the common stock of Computer Integration Corp. on May 13, 1998, shall receive credit for purposes of Vesting Service for all periods of service with and as reported by Computer Integration Corp."

     5.   Effective June 27, 1998, the definition of "Vesting Service" in
Section 1.1 of the Plan is amended by adding the following paragraph at the end of such section:

     "An Employee who is a former employee of Dataflex Corporation who became an Employee in connection with the Employer's acquisition of the common stock of Dataflex Corporation on June 27, 1998, shall receive credit for purposes of Vesting Service for all periods of service with and as reported by Dataflex Corporation."

     6. The definition of "Plan Year" in Section 1.1 of the Plan is deleted in its entirety and the following substituted therefor:

     A "Plan Year" means the 12-consecutive month period ending December 31. Effective January 1, 1999, "Plan Year" shall mean the period beginning January 1, 1999, and ending December 30, 1999. Effective December 31, 1999, "Plan Year" shall mean the 12-consecutive month period beginning each December 31 and ending the following December 30.
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     7.   Section 3.1 is hereby amended by adding the following sentence at the end of such section:

     Effective for Plan Years beginning on or after December 31, 1999, each Employee who was not an Eligible Employee immediately prior to such date shall be an Eligible Employee for purposes of Tax-Deferred Contributions as of the Enrollment Date coinciding with or next following the later of the date such Employee first completes an Hour of Service or January 1, 2000.

     8. Section 4.2 is hereby amended by deleting the first sentence of such section and substituting the following therefor:

     "The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than 1 percent nor more than 10 percent, or, effective for Plan Years beginning on or after December 31, 1999, more than 15 percent.

     9. Section 6.1 is hereby amended by adding the following sentence at the end of such section:

     "Effective for the Plan Year ending December 30, 1999, the final Contribution Period for Matching Contributions shall end December 30, 1999. Effective for Plan Years beginning on or after December 31, 1999, the Contributions Period for Matching Contributions shall be each calendar quarter, provided that the first Contribution Period of each Plan Year shall begin on December 31 and the last Contribution Period of each Plan Year shall end on December 30."

     10. Section 6.9 is hereby amended by adding the following sentence at the end of such section:

     "Notwithstanding anything herein to the contrary, effective for Plan Years beginning on or after December 31, 1999, the Employer shall commit to a contribution as of December 31 in an amount set by resolution prior to such date to be allocated on behalf of those Eligible Employees and Employees who subsequently become Eligible Employees who are actively employed on the first day of the Plan Year (the "First Day Participants"). This contribution shall be allocated to First Day Participants as Tax-Deferred Contributions and Matching Contributions in accordance with the otherwise applicable provisions of the Plan.

     11. Section 7.13 is hereby amended by adding the following sentence at the end of such section:

     "For purposes of Sections 7.10, 7.11, and 7.12, the "limitation year" shall be the Plan Year."
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     12.  Effective as of April 13, 1999, Section 6.11 of the Plan is amended to add the following paragraph to the end of such section:

     "Without limitation, any Employee of ClientLink, Inc. and ClientLink Acquisition, Inc. transferred to E-Certify Corp. as part of an "Agreement and Plan of Merger by and among ClientLink, Inc., ClientLink Acquisition, Inc., CompuCom Systems Inc., and E-Certify Corp. dated as of April 13, 1999" shall have a 100% vested interest in his regular Profit-Sharing and Matching Contributions Sub-Accounts."

     IN WITNESS WHEREOF, the Sponsor has executed this instrument this 30 day of
                                                                       --
December, 1999.
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                                  CompuCom Systems, Inc.


                                  By:    /s/ Daniel Celoni
                                     --------------------------------------
                                  Title: Treasurer
                                        -----------------------------------